UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ENTRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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This filing consists of information initially used on May 22, 2009 by Entrust, Inc. in connection with a presentation made to RiskMetrics Group.

Entrust® Securing Digital Identities & Information

A Layered Security Approach to Enable...

Consumers
Online Security

Enterprises

Governments

Investor Relations May-June 2009

Entrust® Securing Digital Identities & Information

© Copyright Entrust, Inc. 2008 2
Today's Presentation contains forward-looking statements, within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Act of 1934, relating to Entrust Inc.’s projected revenue, net income per share, non-GAAP income per share and cash flow from operations for the first half and full year 2009, the company’s planned first quarter non-GAAP total expenses and bookings for
Entrust’s subscription based products. Such statements involve a number of risks and uncertainties.
Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are unforeseen operating expenses, unconverted customer opportunities, issues associated with revenue recognition, issues raised in connection with the review of quarterly financial results, and the risk factors detailed from time to time in Entrust’s periodic reports and registration statements filed with the Securities and Exchange Commission, including without limitation
Entrust’s Annual Report on Form 10-K and 10-Q for the fiscal quarter ended March 31, 2009. While
Entrust may elect to update forward-looking statements in the future, Entrust specifically disclaims any obligation to do so, even if its estimates change.
This presentation does not constitute an offer of any securities for sale.  In connection with the proposed merger transaction, Entrust has filed a proxy statement regarding the proposed merger transaction with the Securities and Exchange Commission.  Investors and security holders are urged to read the proxy statement and other documents filed by Entrust with the SEC because they contain important information about Entrust and the proposed merger transaction.  Investors and security holders may obtain a free copy of the definitive proxy statement and other documents at the SEC’s website at
www.sec.gov.  The definitive proxy statement and other relevant documents may also be obtained free of charge from Entrust by directing such requests to:  Entrust, Inc., 5400 LBJ
Freeway, Suite 1340, Dallas, Texas 75240, Attention:  Investor Relations.  Investors and security holders are urged to read the proxy statement and other relevant materials before making any voting or investment decisions with respect to the merger.

Entrust® Securing Digital Identities & Information

© Copyright Entrust, Inc. 2008 3
Agenda
The Board of Directors of Entrust, Inc. believes that $1.85 per share would result in greater value to the company’s stockholders than the other alternatives it has considered.
• Company Background
• Entrust Stock Price Performance
• Transaction Overview
• Conclusion

© Copyright Entrust, Inc. 2008 4 Company Background

Entrust® Securing Digital Identities & Information

Entrust

© Copyright Entrust, Inc. 2008 5
Entrust is a World Leader in Identity Management and Security Software
• Founded in 1994, publicly-listed in 1998 (NASDAQ: ENTU)
• Best-in-class technology, service and support – industry
pioneer
• Over 2000 customers in 50 countries – global reach
• Geographic presence: U.S., Canada, UK, Japan, India,
Germany, and China
• ~400 employees and 110+ patents
• 2008 Revenue: ~$100.0 million

Entrust® Securing Digital Identities & Information

28%
72%
43%
Govt
37%
Fin Svc
20%
Other Enterprises

© Copyright Entrust, Inc. 2008 6 Business Diversity and Complexity Fraud/RBA US EMEA CALA 46% 25% 29% PKI Product Platforms Verticals Geographies Confidential ~ Entrust Board of Directors

Entrust® Securing Digital Identities & Information

© Copyright Entrust, Inc. 2008 7
Revenue Growth
~ Mix shift and exchange rate flattening growth curve
$M
$91M
$98M
$95M
$100M
31% Growth;
7% CAGR on
Software
10% Total
Growth;
2% CAGR
$100M
Overall
Services
Flat
0
20
40
60
80
100
120
2004 2005 2006 2007 2008
Service
Product

Entrust® Securing Digital Identities & Information

© Copyright Entrust, Inc. 2008 8
20.1
22.3
10.8
15.2
14.8
0.9
1.6
9.7
6.0
3.6
3.5
4.5
5.5
7.3
9.6
4.8
5.8
9.4
7.9
10.4
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
2004 2005 2006 2007 2008
Public Key Infrastruture Pupblic Key Infrastructure Info Protection SSL Risk Based Authentication
Product Transition
~ New product strength is holding growth rate flat as PKI model transitions
$mm
$29.3
$34.2
$35.5
$36.4
$38.4

Entrust® Securing Digital Identities & Information

© Copyright Entrust, Inc. 2008 9
Market Dynamics:
Security Software MANAGED SERVICES
Enterprise Software System Integrators/Networks
Entrust
Oracle
Cisco
Microsoft
CA
Verizon
SI’s
EMC
Verisign
Symantec
Local Vendors
Local Vendors
IBM
McAfee
Open Source
Checkpoint
HP
Microsoft
“SAAS”
Siemens
Thales
IBM
Open Source

© Copyright Entrust, Inc. 2008 10
Company Challenges:
• Uncertain economic outlook globally and especially in the financial vertical
• Public compliance costs are increasing for small companies
• Increased competition from larger players requires increased scale to compete
• Risks involved with business changes that would be required to remain stand alone
• The thorough process has examined other strategic alternatives

© Copyright Entrust, Inc. 2008 11 Entrust Stock Performance

Entrust® Securing Digital Identities & Information

© Copyright Entrust, Inc. 2008 12
Source: FactSet.
Note: Security Comps include: ACTI, CA, CHKP, FIRE, GUID, MFE, SNWL, SYMC, VDSI, VRSN, WBSN.
Sub-Scale Security Comps include: ACTI, GUID, FIRE, SNWL, VDSI.
May - 2006 Oct - 2006 Feb - 2007 Jul - 2007 Nov - 2007 Apr - 2008 Aug - 2008 Jan - 2009 May - 2009
(75)%
(50)%
(25)%
0%
25%
50%
75%
100%
Indexed Price
Entrust NASDAQ Security Comps Sub-Scale Security
NASDAQ:
(21.2%)
Entrust:
(34.7%)
Security
Comps:
(14.4%)
3-Year Relative Stock Price Performance
Sub-Scale
Security:
(32.9%)

© Copyright Entrust, Inc. 2008 13 Transaction Overview

Entrust® Securing Digital Identities & Information

© Copyright Entrust, Inc. 2008 14
Transaction Background and Key Dates
Date Event
10/15/2007
Board of directors approved the engagement of Barclays Capital as Entrust’s financial advisor to assist
Entrust in exploring various strategic alternatives
12/2007 - 3/2008 Entrust ran sell side process which ended in the Board determining the bid was insufficient
9/2008 Board directed company to evaluate "Go Private" alternatives
9/2008 Thoma Bravo contacted Entrust again in regards to exploring an acquisition of Entrust
9/2008 - 10/2008
Entrust management conducted initial discussions with Thoma Bravo and another private equity firm in regards to a potential acquisition of the company
- Thoma Bravo and the other private equity firm negotiated NDAs and gave initial price guidance
11/2008 - 12/2008 Thoma Bravo and the other private equity firm conducted initial due diligence with access to data room
12/23/2008 - 12/24/2008
Received bid package from Thoma Bravo offering $1.75 and the other private equity firm conveyed it was no longer interested in exploring a transaction with Entrust
12/26/2008
Strategic Planning Committee decided to continue negotiations with Thoma Bravo and grant access to more diligence materials in an effort to receive a better offer price
1/2009 - 4/2009 Thoma Bravo conducted further diligence and held management meetings
2/20/2009 Thoma Bravo sent Letter of Intent offering $1.85 per share for Entrust
4/11/2009 Entrust Board of Directors approved transaction with Thoma Bravo

© Copyright Entrust, Inc. 2008 15
Transaction Overview
• Rigorous, deliberative Board process designed to ensure
stockholders receive maximum value for their investment
– Considered all reasonable alternatives to deliver full value to stockholders
– Advised by internationally recognized financial firm & leading law firm
• Why this approach
– Offers the company a higher baseline from which to promote the value of the business to strategic acquirers
– The strength of contract should give strategic buyers the comfort in the stability of the business and quality of the diligence examination to make a superior bid
– If the strategic bidders fail to compete, it validates a view that the strategic buyers had shopped and found alternatives

© Copyright Entrust, Inc. 2008 16
Transaction Overview (continued)
• In the course of reaching its decision, over a period of several months, the Board consulted members of senior management, financial and legal counsel and considered a number of factors, including:
– None of the possible alternatives to the merger were reasonably likely to present superior opportunities for
Entrust or create greater stockholder value
– Risks of Entrust meeting its operating plan given volatile and uncertain economic conditions, increasing costs of operating a small public company, increased competition from large-scale competitors and Entrust’s historical performance relative to its operating plan and strategic goals
– Historical and projected challenges with growing revenue and maintaining profitability, including but not limited to the decline in Entrust’s revenue in Q1 2009
– The view expressed by several significant stockholders, including Empire Capital, that such stockholders were generally supportive of a merger transaction
– The results of the process conducted to evaluate strategic alternatives available to Entrust
– The terms of the Merger Agreement including a 30-day post-signing “go-shop” period

© Copyright Entrust, Inc. 2008 17
Transaction Overview (continued)
• Fair value of $1.85 cash per share
– Premium to 30-day trading day average ending 4/9/09 (22.5% premium)
– Valuation supported by publicly traded companies analysis, DCF analysis, selected precedent transaction analysis, transaction premium analysis, historical share price analysis and present value of equity research analysts’ 12-month price targets
• Deal structure and certainty of terms
– 100% cash with no financing issues / condition
– The merger agreement contained a customary “go-shop” provision under which Entrust could solicit alternative proposals from third parties during the 30 calendar days post announcement, which ended May 13, 2009
– Deal Certainty

© Copyright Entrust, Inc. 2008 18
Key Terms
• Minimum cash balance of $21.5 million (or $23 million if the closing occurs before July 15, 2009 or after September 15, 2009)
• Break up fee:
– 2.0% ($2.3M) of the Company’s equity value on signing date during go-shop period; 4.0%
($4.6M) of the Company’s equity value on signing date after go-shop period
– In case of a stockholder no-vote, Company to pay expenses up to $1.0 million to Thoma Bravo
• HSR antitrust review waiting period terminated on May 23, 2009
• Entrust stockholder vote scheduled for June 8, 2009

Entrust® Securing Digital Identities & Information

© Copyright Entrust, Inc. 2008 19
Transaction Provides a Significant Premium
1. Trading day averages ending 4/9/09.
2. Intraday low during period in which the original Thoma Bravo offer of $1.75 per share had been outstanding.
3. Per Entrust’s 1Q09 10-Q.
4. Outstanding lease liability per Entrust’s 1Q09 10-Q.
5. Street estimates per Wall Street research consensus estimates.
6. Entrust Management projections.
Offer Price Per Share $1.85
30-Trading Day Average
(1)
$1.51 22.5%
90-Trading Day Average
(1)
$1.47 25.8%
Intraday Low
(2)
$0.98 88.8%
Equity Value $114.4
Less Existing Cash
(3)
$26.6
Debt
(4)
$14.8
Net Cash $11.8
Enterprise Value $102.6
Transaction Multiples
Revenue
CY2009E Revenue (Street)
(5)
1.12x
CY2009E Revenue (Management)
(6)
1.14x
Pro Forma EPS
CY2009E Cash P/E (Street)
(5)
12.7x
CY2009E Cash P/E (Management)
(6)
9.3x

© Copyright Entrust, Inc. 2008 20
Transaction Rationale
• Board carefully considered other strategic alternatives as sources of stockholder value, but deemed them to have greater risk and lower probability of a higher valuation now or in the future
• Post-signing market check process
– 3 other indications of interest have emerged, there can be no assurances, however, that any of these non-
binding indications of interest will result in a “Superior Proposal” within the meaning of the Merger Agreement.
• Why support this deal
– The board has acted responsibly to secure a contract and financing certain deal at a premium to market
– A vote for this deal preserves the base line value while providing the board the opportunity to secure a higher value, provided any higher value proposal offers stockholders equivalent comfort in receiving the purchase consideration

© Copyright Entrust, Inc. 2008 21 Conclusion

© Copyright Entrust, Inc. 2008 22
Conclusion
• Board process designed to ensure stockholders receive full value for their investment alternatives
– Considered all reasonable alternatives to deliver full value to stockholders
• Fair value of $1.85 cash per share
– Fairness of price supported by valuation analysis
• Optimal structure and certainty of terms
– 100% cash with no financing issues / condition
• Customary “go-shop” provision that allows Entrust to consider and accept better offers
• Entrust Board continues to believe the proposed transaction is in the best interest of stockholders
• The Board recommends stockholders vote FOR the proposed transaction today.